EXHIBIT 10

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent auditors" and to the use of our reports dated January 31, 1996, as to American General Life Insurance Company Separate Account D and February 12, 1996, as to American General Life Insurance Company in Post-Effective Amendment No. 10 to the Registration Statement (Form N-4, No. 33-43390) of American General Life Insurance Company Separate Account D and the related Prospectus dated December 1, 1996.

                                                         /s/ ERNST & YOUNG LLP

Houston, Texas
October 28, 1996